--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 2, 2007

                                   ----------

                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

                                   ----------


        Cayman Islands                  001-16855               98-0362785
 (State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                   Identification No.)


              P.O. Box HM 2939
Crown House, Third Floor, 4 Par-la-Ville Road
               Hamilton HM12
                  Bermuda                                          N/A
   (Address of Principal Executive Offices)                     (Zip Code)

                                 (441) 295-4451
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

     Item 8.01.     Other Events.

     On March 2, 2007, Scottish Re Group Limited (the "Company") announced that its shareholders had approved a set of proposals relating to the investment in the Company by MassMutual Capital Partners LLC and an affiliate of Cerberus Capital Management, L.P. A copy of the press release is attached hereto as
Exhibit 99.1.

     Item 9.01.     Financial Statements and Exhibits.

(c) Exhibits.

99.1  Press Release, dated March 2, 2007.

                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   SCOTTISH RE GROUP LIMITED


                                   By:  /s/ Paul Goldean
                                        -------------------------------------
                                        Paul Goldean
                                        President and Chief Executive Officer



Dated:  March 2, 2007

                                INDEX TO EXHIBITS

Number         Description
------         -----------

99.1           Press Release, dated March 2, 2007.